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                                                                   EXHIBIT 10.23


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


             WARRANTS TO PURCHASE __________ SHARES OF COMMON STOCK

                             SIMULATIONS PLUS, INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA

                            Void after June 30, 2002

         THE WARRANTS evidenced by this certificate have been issued for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

         THIS CERTIFICATE evidences the right of ______________________________ ("Holder") to purchase, for the Warrant Price (as defined below), __________ Shares of Common Stock (the "Shares"), of SIMULATIONS PLUS, INC., a California corporation (the "Company"), subject to the terms and conditions hereinafter set forth.

         1. Term of Warrants. The Warrants may be exercised only during the five-year period (the "Warrant Term") commencing on the earlier of (i) the effective date of the registration statement filed by the Company with the U.S. Securities and Exchange Commission ("Commission") under the Securities Act of 1933, as amended (the "Act"), in connection with the initial public offering of securities of the Company )the ("IPO"), or (ii) June 30, 1997, and ending five years after the commencement of such Term, and may be exercised only in accordance with the terms and conditions hereinafter set forth.

         2.       Exercise of Warrants.

                  (a) Right to Exercise. The Warrants shall vest and become exercisable upon commencement of the Warrant Term and may be exercised in whole or in part at any time or from time to time during the Warrant Term.

                  (b) Method of Exercise; Payment. The Warrants may be exercised by Holder, in whole or in part, by the surrender of this Certificate, properly endorsed, at the principal office of the Company, and by payment to the Company by certified or cashier's check of the then applicable Warrant Price. Alternatively, exercise of the Warrants may be effected by "cashless exercise" through a registered broker-dealer or escrow agent on terms

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acceptable to Maker pursuant to which the Warrant Price is paid from the proceeds of the sale of the underlying Shares by such broker-dealer or escrow agent on behalf of the Holder to the Company. Each Warrant shall be exercisable for one Share of common Stock. In the event of any exercise of the Warrants, certificates for Shares so purchased shall be delivered to Holder within a reasonable time after the Warrants shall have been so exercised, and unless the Warrants have expired, a new certificate representing the right to purchase the number of Shares, if any, with respect to which this Certificate shall not then have been exercised shall also be issued to Holder within such time. All such new certificates shall be dated the date hereof and shall be identical with this Certificate except as to the number of Shares issuable pursuant thereto. The Company shall pay all documentary, stamp or other transactional taxes (other than transfer taxes) attributable to the issuance or delivery of shares of Common Stock of the Company upon exercise of the Warrants.

                  (c) Restrictions on Exercise. The Warrants may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of the Warrants, the Company may require Holder to make such representations and warranties to the Company as may be required by applicable law or regulation.

         3. Stock Fully Paid; Reservations of Shares; The Company covenants and agrees that all Shares will, upon issuance and payment in accordance herewith, be fully paid, validly issued and nonassessable. The Company further covenants and agrees that during the Warrant Term the Company will at all times have authorized and reserved for the purpose of the issue upon exercise of the Warrrants at least the maximum number of shares of the Company's Common Stock as are issuable upon the exercise of the Warrants.

         4. Adjustment of Purchase Price and Number of Shares: The number and kind of securities purchasable upon the exercise of the Warrants and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

                  (a) Consolidation, Merger or Reclassification: If the Company at any time while the Warrants remain outstanding and unexpired shall consolidate with or merge into any other corporation, or sell all or substantially all of its assets to another corporation, or reclassify or in any manner change the securities then purchasable upon the exercise of the Warrants (any of which shall constitute a "Reorganization"), then lawful and adequate provision shall be made whereby this Certificate shall thereafter evidence the right to purchase such number and kind of securities and other property as would have been issuable or distributable on account of such Reorganization upon or with


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respect to the securities which were purchasable under the Warrants immediately prior to the Reorganization. The Company shall not effect any such Reorganization unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such Reorganization shall assume by written instrument executed and mailed or delivered to Holder, at the last address of Holder appearing on the books of the Company, the obligation to deliver to Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, Holder may be entitled to purchase. Notwithstanding anything in this Section 4(a) to the contrary, the prior two sentences shall be inoperative and of no force and effect and those Warrants which are unexercised shall expire on the completion of such Reorganization if upon the completion of any such Reorganization the shareholders of the Company immediately prior to such event do not own at least 50% of the equity interest of the entity resulting form such Reorganization, the notice required by Section 4(e) hereof has been duly given and the Warrants were fully exercisable at the time such notice was provided.

                  (b) Subdivision or Combination of Shares. If the Company at any time while the Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the Warrant Price shall be adjusted to that price determined by multiplying the Warrant Price in effect immediately prior to such subdivision or combination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such subdivision or combination and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such subdivision or combination.

                  (c) Certain Dividends and Distributions. If the Company at any time while the Warrants are outstanding and unexpired shall take a record of the holders of its Common Stock for the purpose of:

                           (i)      Stock Dividends. Entitling them to receive a
dividend payable in, or other distribution without consideration of, Common Stock, then the Warrant Price shall be adjusted to that price determined by multiplying the Warrant Price in effect immediately prior to each dividend or distribution by a fraction (A) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (B) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution; or

                           (ii)     Distribution of Assets, Securities, etc.
Making any distributions without consideration with respect to its Common Stock (other than a cash dividend) payable otherwise than in its Common Stock, Holder shall, upon the exercise of the Warrants, be entitled to receive, in addition to the number of shares


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receivable thereupon, and without payment of any additional consideration therefor, such assets or securities as would have been payable to him as owner of that number of Shares receivable thereupon, and without payment of any additional consideration therefor, such assets or securities as would have been payable to him as owner of that number of Shares receivable by exercise of the Warrants and had he been the holder of record of such Shares on the record date for such distribution, and an appropriate provision therefore shall be made a part of any such distribution.

                  (d) Adjustment of Number of Shares. Upon each adjustment in the Warrant Price pursuant to Subsections (b) or (c)(1) of this Section 4, the number of Shares purchasable hereunder shall be adjusted to that number determined by multiplying the number of such Shares, as the case may be, purchasable upon the exercise of the Warrants immediately prior to such adjustment by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately following such adjustment.

                  (e)      Notice. In case at any time:

                           (i)      The Company shall pay any dividend payable
in stock upon its Common Stock or make any distribution, excluding a cash dividend, to the holders of its Common Stock;

                           (ii)     The Company shall offer for subscription pro
rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                           (iii)    There shall be any reclassification of the
Common Stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or

                           (iv)     There shall be a voluntary or involuntary
dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder at least 10 days' prior written notice (or, in the event of notice pursuant to Section 4(e)(iii), at least 30 days' prior written notice) of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect to any such reclassification, consolidation, merger, sale, dissolution, liquidation or winding up. Such notice in accordance with the foregoing clause shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause shall also specify the date on which the holders of Common Stock shall be


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entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Each such written notice shall be given by first-class mail, postage prepaid, addressed to Holder at the address of Holder as shown on the books of the Company.

                  (f) No Change in Certificate. The form of this Certificate need not be changed because of any adjustment in the Warrant Price or in the number of Shares purchasable on its exercise. The Warrant Price or the number of Shares shall be considered to have been so changed as of the close of business on the date of adjustment.

         5. Fractional Shares. No fractional Shares will be issued in connection with any subscription hereunder but, in lieu of such fractional Shares, the Company shall make a cash payment therefor upon the basis of the fair market value of the Shares.

         6. Restrictions on Transfer. The Warrants are restricted from sale, transfer, assignment or hypothecation by operation of law. The Warrants have not been registered under the Act or any applicable state securities laws, and may not be offered for sale, sold, transferred, pledged or hypothecated without an effective registration statement under the Act and under any applicable state securities law, or an opinion of counsel, satisfactory to the Company, that an exemption from such registration is available. The Holder understands that because the Warrants are not registered, the Holder must hold the Warrants indefinitely unless they are registered under the Act and any applicable state securities laws or must obtain exemptions from registration. The Holder represents and warrants that the holder is purchasing the Warrants for his own account for investment and not with the view to distribution, assignment, resale or other transfer of the Warrants. Except as specifically stated herein, no other person has a direct or indirect beneficial interest in the Warrants.

         7.       Registration rights.

                  (a) Registration and Legends. This Warrant and the Shares issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the "Act"). Upon exercise, in part or in whole, of this Warrant, the certificates representing the Shares shall bear the following legend:

                  THIS SECURITY HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 ("ACT") OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND MAY NOT BE OFFERED AND SOLD UNLESS REGISTERED AND/OR QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE


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                  SECURITIES OR BLUE SKY LAWS OR AN EXEMPTION FROM SUCH
                  REGISTRATION OR QUALIFICATION IS APPLICABLE. THEREFORE, NO SALE OR TRANSFER OF THIS SECURITY SHALL BE MADE, NO ATTEMPTED SALE OR TRANSFER SHALL BE VALID, AND THE ISSUER SHALL NOT BE REQUIRED TO GIVE ANY EFFECT TO ANY SUCH TRANSACTION UNLESS (A) SUCH TRANSACTION SHALL HAVE BEEN DULY REGISTERED UNDER THE ACT AND QUALIFIED OR APPROVED UNDER APPROPRIATE STATE OR BLUE SKY LAWS, OR (B) THE ISSUER SHALL HAVE FIRST RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH REGISTRATION, QUALIFICATION OR APPROVAL IS NOT REQUIRED.

                  (b) No Action Letter. The Company agrees that it shall be satisfied that no post-effective amendment or new registration is required for the public sale of the Shares if it shall be presented with a letter from the Staff of the Securities and Exchange Commission (the "Commission") stating in effect that, based upon stated facts which the Company shall have no reason to believe are not true in any material respect, the Staff will not recommend any action to the Commission if such shares are offered and sold without delivery of a prospectus, and that, therefore, no post-effective amendment to the Registration Statement under which such Shares are to be registered or new registration statement is required to be filed.

                  (c) Demand Registration Rights. The Company has agreed, upon the demand of a majority-in-interest ("Majority-in- Interest") of holders of Warrants who acquired their Warrants in the private placement (the "Private Placement") that the Company made in December 1996 and January 1997, to register the Shares, to file a new Registration Statement, and to file all necessary undertakings with the Commission so as to permit such holders, or any assignee of such holders, the right to sell publicly the Shares issued on exercise of this Warrant on two occasions at any time within five (5) years from the effective date of the Company's first Registration Statement as filed in 1997. In connection with the first request, the Company will bear all expenses attendant to registering the securities (subject to Section 7(e)(v)), and in connection with the second request, the holders of the securities will bear all expenses.

                  (d) Piggyback Registration Rights. In the event that the Holder does not exercise his, her or its, as the case may be, right to demand that the Shares be registered, the Company agrees to include any appropriate Shares issuable upon exercise of the Warrants in any Registration Statement filed by the Company at any time within seven (7) years from the effective date of the Company's first Registration Statement as filed in 1997 (except for any registration on Forms S-4 or S-8 or similar forms).


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                  (e)      Covenants Regarding Registration. In connection with
any registration under Section 7(c) or (d) hereof, the Company covenants and agrees as follows:

                           (i)      The Company will, within twenty days after
written request from a Majority-in-Interest, take all steps necessary to effectuate preparation and filing with the Securities and Exchange Commission of the registration statement as required by and in compliance with the Act.

                           (ii)     The Company shall keep such registration
statement effective for the lesser of (1) one hundred twenty (120) days, or (2) the period of time in which the holders of such securities have effected the distribution of their Shares. During such period the Company shall prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                           (iii)    The Company shall notify each holder of
Shares covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

                           (iv)     The Company shall furnish to the holders
such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Shares owned by them.

                           (v)      The Company shall pay all costs, fees, and
expenses in connection with new registration statements under Section 7(c) (excluding the costs attendant to a second demand registration) and Section 7(d) hereof including, but without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses, except that the Company shall not pay for any of the following costs and expenses: (1) underwriting discounts and commissions allocable to the Shares, (2) state transfer taxes, (3) brokerage commissions, (4) fees and expenses of counsel and accountants for the holders of this Warrant or the Shares.

                           (vi)     The Company will take all necessary action
which may be required in qualifying or registering the Shares included in any Registration Statement or post-effective amendment


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or new registration statement for offering and sale under the securities or blue sky laws of such states as are reasonably required by the holders of such Shares, provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

         8. No Rights as Shareholder. Holder, as holder of the Warrants, shall not be entitled to vote or receive dividends or be considered a shareholder of the Company for any purpose, nor shall anything in this Certificate be construed to confer on Holder, as such, any rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action, to receive notice of meetings of shareholders, to receive dividends or subscription rights or otherwise.

         9.       Definitions. As used in this Certificate:

                  (a) "Warrants" shall mean the rights evidenced by this Certificate.

                  (b)      "Warrant Price" shall mean $2.50 per share.

         10. Notices. All demands, notices, consents and other communications to be given hereunder shall be in writing and shall be deemed duly given when delivered personally or five days after being mailed by first-class mail, postage prepaid, properly addressed, if to the Company at SIMULATIONS PLUS, INC., 40015 Sierra Highway, Bldg. B-110, Palmdale, CA 93350, or if to Holder at . The Company and Holder may change such address at any time or times by notice hereunder to the other.

         11. Amendments; Waivers, Terminations, Governing Law; Headings. The Warrants and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The Warrants shall be governed by and construed and interpreted in accordance with the laws of the State of California. The headings in this Certificate are for convenience of reference only and are not part of the Warrants.

Dated as of                , 1997.

                                        SIMULATIONS PLUS, INC.


                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________


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                             SIMULATIONS PLUS, INC.

                                SUBSCRIPTION FORM

         (To be completed and signed only upon exercise of the Warrants)


TO:      SIMULATIONS PLUS, INC.,
         40015 Sierra Highway, Blvd. B-110
         Palmdale, CA  93550

Attention:  Secretary


         The undersigned, the holder and registered owner of the attached Warrants, hereby irrevocably and unconditionally elects to exercise such Warrants and to purchase *______ shares of SIMULATIONS PLUS, INC. Common Stock, pursuant to the terms and conditions of the Warrants, and herewith tenders a check in the amount of $ ______ in full payment of the purchase price for such shares and warrants, and requests that the certificate(s) for such shares and warrants be issued in the name of and delivered to:


                         (Please print name and address)

                    _________________________________________

                    _________________________________________

                    _________________________________________


Dated:______________________________    Signature: ___________________________

         *Insert here the number of shares called for on the face of the Warrants (or in the case of partial exercise, that portion as to which the Warrants are being exercised), without naming any adjustment or additional Common Stock or any other securities or property which, under the adjustment provisions of the Warrants, may be deliverable upon exercise.


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